OMB APPROVAL
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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:
Preliminary Information Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
Definitive Information Statement

CHINA GRANITE CORPORATION
(Name of Registrant As Specified In Its Charter)
Payment of Filing Fee (Check the appropriate box):
No fee required
Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:
Fee paid previously with preliminary materials.
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

CHINA GRANITE CORPORATION
2642 Collins Avenue, Suite #305, Miami Beach, Florida 33140

INFORMATION STATEMENT
STOCKHOLDER MAJORITY ACTION AS OF JANUARY 26, 2006

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

NOTICE IS HEREBY GIVEN TO ALL STOCKHOLDERS THAT A MAJORITY ACTION OF STOCKHOLDERS (THE "ACTION") OF CHINA GRANITE CORPORATION ("CHINA GRANITE" OR THE "COMPANY") WAS TAKEN BY WRITTEN RESOLUTION ON JANUARY 26, 2006 BY THE MAJORITY OF STOCKHOLDERS IN ACCORDANCE WITH SECTIONS 78.315 AND 78.320 OF THE NEVADA REVISED STATUTES. THESE PERSONS COLLECTIVELY OWN IN EXCESS OF THE REQUIRED MAJORITY OF THE OUTSTANDING VOTING SECURITIES OF CHINA GRANITE NECESSARY FOR THE ADOPTION OF THE ACTION.

an amendment of the Articles of Incorporation to:
a.	amend the authorized share capital of China Granite to:
  175,000,000 shares of common stock with a par value of $0.001 per share; and
  25,000,000 shares of preferred stock with a par value of $0.001 per share.

STOCKHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON JANUARY 24, 2006 SHALL BE ENTITLED TO RECEIPT OF THIS INFORMATION STATEMENT.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Dong Chen

_________________________________

Dong Chen

Chief Executive Officer, President and Director

Approximate date of mailing: February 9, 2006

CHINA GRANITE CORPORATION

2642 Collins Avenue, Suite #305, Miami Beach, Florida 33140

INFORMATION STATEMENT FOR STOCKHOLDERS

The Board of Directors of China Granite Corporation, a Nevada
corporation ("China Granite" or the "Company") is furnishing this
Information Statement to stockholders in connection with a majority action of stockholders (the "Action") of China Granite taken on January 26, 2006, in accordance with sections 78.315 and 78.320, respectively of the Nevada
Revised Statutes. These stockholders collectively own in excess of the required majority of the outstanding voting securities of China Granite necessary for the adoption of the action. The following matters were approved:

  an amendment of the
  Articles of Incorporation to:

a.

  amend the authorized share capital
  of China Granite to:

  175,000,000 shares of common stock with a par value of $0.001 per share;
   and

  25,000,000 shares of preferred stock with a par value of $0.001 per share.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT
TO SEND US A PROXY. PLEASE DO NOT SEND IN ANY OF YOUR STOCK CERTIFICATES AT THIS
TIME.

This Information Statement is first being mailed on or about
February 9, 2006. This Information Statement constitutes notice to China
Granite's stockholders of corporate action by stockholders without a meeting as required by Chapter 607 of the Nevada Revised Statutes.

The date of this Information Statement is January 27, 2006.

CHINA GRANITE CORPORATION

/s/ Dong Chen

_________________________________

Dong Chen

Chief Executive Officer, President and Director

TABLE OF CONTENTS

QUESTIONS AND ANSWERS

Q: What am I being asked to approve?

A: You are not being asked to approve anything. This
  Information Statement is being provided to you solely for your information.
  Stockholders holding a majority of the outstanding voting common stock of
  China Granite (the "Majority Stockholders") have already agreed to approve:

  an
amendment of the Articles of Incorporation to:

a.

  amend the authorized
  share capital of China Granite to:

  175,000,000 shares of common stock with a par value of $0.001 per share;
   and

  25,000,000 shares of preferred stock with a par value of $0.001 per share.

Q: Why have the Board of Directors and the Majority
  Stockholders agreed to approve these actions?

A: The change to the share capitalization will provide
  China Granite with increased flexibility in raising venture capital financing, acquisitions, and other corporate transactions.

Q: Will there be any changes made to the rights and
  restrictions attached to the common shares?

There will be no changes made to the voting rights or any
  other rights and restrictions attached to the common shares of China Granite as a result the Articles of Amendment.

Q: Do I have appraisal rights?

A: No. Nevada law only provides stockholders with appraisal
  rights in the event of a sale or exchange of all, or substantially all, of the property of a Nevada corporation, other than in the usual and regular course of business. Nevada does not provide for dissenter's rights of appraisal in connection with the action to amend its Articles of Incorporation being taken by China Granite at this time.

Q: When do you expect to complete the change proposed in
  this Information Statement?

A: The amendment to the Articles of Incorporation of China
  Granite will become effective on the opening of business on the twenty first day following the mailing of this Information Statement to the stockholders of
  China Granite. China Granite will file the Articles of Amendment with the
  Secretary of the State of Nevada and such other agencies or entities as may be deemed required or necessary.

Q: Who can I call with questions?

A: Please call Michael Miller, China Granite's Vice
  President of Investor Relations, at: (866) 281-2188 or by emailing: mmiller@chinagranitecorp.com.

GENERAL INFORMATION

Outstanding Shares and Voting Rights

On January 24, 2006 (the "Record Date"), China Granite had
24,678,839 outstanding shares of common stock with a par value of $0.001 per share. These are the securities that would have been entitled to vote if a meeting was required to be held. Each share of common stock is entitled to one vote. The outstanding shares of common stock at the close of business on Record
Date for determining stockholders who would have been entitled to notice of and to vote on the proposed amendment to China Granite's Articles of Incorporation, were held by approximately forty-six (46) stockholders of record. In connection with the various matters outlined in this Information Statement, China Granite's
Board of Directors and a majority of its stockholders, by written consent in lieu of a stockholders meeting, have agreed to:

  amend the Articles of Incorporation of China Granite to increase its authorized capital to:

    175,000,000 shares of common stock with a par value of $0.001 per share;
  and

    25,000,000 shares of preferred stock with a par value of $0.001 per share.

Approval of Change to Existing Share Capitalization.
China Granite's current share capitalization consists of 25,000,000 shares of common stock with a par value of $0.001 per share. The proposed amendment will change the authorized share capital of China Granite to 175,000,0000 shares of common stock with a par value of $0.001 per share and 25,000,000 shares of preferred stock with a par value of $0.001 per share . These changes will allow the Board of Directors of China Granite increased flexibility in raising venture capital financing, acquisitions, and other corporate transactions.

Approval of the change to China Granite's existing
capitalization requires the affirmative consent of at least a majority of the outstanding shares of common stock of China Granite. Majority Stockholders holding a total of 12,734,493 shares of common stock (51.60%) have already agreed to this action.

Record
Date

The close of business on January 24, 2006, has been fixed as the record date for the determination of stockholders entitled to receive this
Information Statement.

Expenses
of Information Statement

The expenses of mailing this Information Statement will be
borne by China Granite, including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may hereafter supplement it. It is contemplated that brokerage houses, custodians, nominees and fiduciaries will be requested to forward the
Information Statement to the beneficial owners of the common stock, held of record by such persons, and that China Granite will reimburse them for their reasonable expenses incurred in connection therewith.

Interest
of Certain Persons in Matters to Be Acted on

No director, executive officer, nominee for election as a
director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, through security holdings or otherwise, in the proposed amendment to effect the forward split of
China Granite's outstanding voting securities or in any action covered by the related resolutions adopted by the Board of Directors and the Majority
Stockholders, which is not shared by all other stockholders.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS

The following table sets forth information concerning the
ownership of common stock with respect to stockholders who were known to China
Granite to be beneficial owners of more than 5% of the common stock and the officers, directors and management of China Granite individually and as a group as of the Record Date. Unless otherwise indicated, the beneficial owner has sole voting and investment power with respect to such shares of common stock as of
January 24, 2006.

  Name and address
of beneficial owner

   Amount and Nature
of Beneficial Owner

   Percent of
Voting Stock(1)

  Dong Chen, Chief Executive
Officer, President and Director

2,941,976

11.92%

  Juan Chen, Chief Financial Officer
and Secretary and Director

1,500,000

6.07%

Piguo Man, Manager and Director

403,074

1.63%

Maria C. Maz, Treasurer

43,450

0.18%

  Michael Miller, Vice-President of
Investor Relations

105,000

0.43%

Costas Takkas, Director

525,000

2.12%

Stephen Spoonamore, Director

113,000

0.46%

  Ricardo Requeno
  25 De Mayo 444, Piso 2, 1100
Montevideo, Uruguay

2,999,976

12.16%

Lucky Ocean Group Ltd.

2,198,700

8.91%

  All Officers and Directors as a
  Group
that consists of seven people

5,631,500

22.82%

Notes:

  Unless otherwise stated, the address of all persons in the table is c/o
  China Granite Corporation, 2642 Collins Avenue, Suite 305, Miami Beach,
  Florida 33140.

  Based on 24,678,839 shares outstanding as of January 24, 2006 and, as to a specific person, shares issuable pursuant to the conversion or exercise, as the case may be, of currently exercisable or convertible debentures, share purchase warrants and stock options within 60 days.

AMENDMENT TO ARTICLES OF INCORPORATION

Amendment
to Authorized Share Capital

China Granite's current share capitalization consists of
25,000,000 shares of common stock with a par value of $0.001 per share. The proposed amendment will change the authorized share capital of China Granite to
175,000,0000 shares of common stock with a par value of $0.001 per share and
25,000,000 shares of preferred stock with a par value of $0.001 per share .
These changes will allow the Board of Directors of China Granite increased flexibility in raising venture capital financing, acquisitions, and other corporate transactions.

Material Terms of the Common Stock. As of January 26,
2006, there were 24,678,839 shares issued and outstanding. The holders of shares of common stock are entitled to one vote for each share held of record on each matter submitted to stockholders. Shares of common stock do not have cumulative voting rights for the election of directors. The holders of shares of common stock are entitled to receive such dividends as the Board of Directors may from time to time declare out of funds of China Granite legally available for the payment of dividends. The holders of shares of common stock do not have any preemptive rights to subscribe for or purchase any stock, obligations or other securities of China Granite and have no rights to convert their common stock into any other securities.

On any liquidation, dissolution or winding up of China
Granite, holders of shares of common stock are entitled to receive pro rata all of the assets of China Granite available for distribution to stockholders. The foregoing summary of the material terms of the capital stock of China Granite does not purport to be complete and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the provisions of the
Articles of Incorporation of China Granite, as amended by the Amendment to the
Articles attached hereto as Exhibit A.

Material Terms of Preferred Stock. The Board of Directors
will now have the option to issue one or more series of preferred stock with such designations, rights, preferences, limitations and/or restrictions as it should determine by vote of a majority of such directors. By way of illustration, preferred shares may have special rights and preferences which may include special voting rights (or denial of voting rights), special rights with respect to payment of dividends, conversion rights, rights of redemption, sinking funds, and special rights in the event of liquidation, as the Board may determine. These rights and preferences will be determined by the Board of
Directors at the time of issue.

General

The amendment to China Granite's Articles of Incorporation
will become effective on the opening of business on the twenty first day following the mailing of the Definitive Stockholders Information Statement to
China Granite's stockholders. Any executive officer, as required by the Nevada
Law, is entitled to execute and file the Articles of Amendment with the
Secretary of the State of the State of Nevada and such other agencies or entities as may be deemed required or necessary.

SHARE CAPITALIZATION OF CHINA GRANITE

Material Terms of the Common Stock

As of the Record Date, there were 24,678,839 shares issued
and outstanding held by forty-six (46) registered stockholders.

The holders of shares of common stock are entitled to one
vote for each share held of record on each matter submitted to stockholders.
Shares of common stock do not have cumulative voting rights for the election of directors. The holders of shares of common stock are entitled to receive such dividends as the Board of Directors may from time to time declare out of funds of China Granite, legally available for the payment of dividends. The holders of shares of common stock do not have any preemptive rights to subscribe for or purchase any stock, obligations or other securities of China Granite and have no rights to convert their common stock into any other securities.

On any liquidation, dissolution or winding up of China
Granite, holders of shares of common stock are entitled to receive pro rata on all of the assets of China Granite available for distribution to stockholders.

The foregoing summary of the material terms of the capital
stock of China Granite does not purport to be complete and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the provisions of the Articles of Incorporation of China Granite, as amended by the Amendment to the Articles attached hereto as Exhibit A.

Dividends

There are no restrictions in China Granite's Articles of
Incorporation or bylaws that restrict us from declaring dividends. The Nevada
Revised Statutes, however, prohibit it from declaring dividends where, after giving effect to the distribution of the dividend:

  China Granite would not be able to pay its debts as they become due in the usual course of business; or

  China Granite's total assets would be less than the sum of its total liabilities, plus the amount that would be needed to satisfy the rights of stockholders who have preferential rights superior to those receiving the distribution.

China Granite has never declared nor paid any cash dividends on its capital stock and does not anticipate paying cash dividends in the foreseeable future. The payment by China Granite of dividends, if any, in the future, rests within the discretion of its Board of Directors and will depend, among other things, upon China Granite's earnings, its capital requirements and its financial condition, as well as other relevant factors.

NO DISSENTER'S RIGHTS

Under the Nevada Revised Statutes, the change of China
Granite's authorized share capitalization does not require China Granite to provide dissenting stockholders with a right of appraisal and China Granite will not provide stockholders with such a right.

FORWARD LOOKING INFORMATION

Certain statements included in this Information Statement
regarding China Granite, which are not historical facts, are forward-looking statements, including the information provided with respect to the future business operations and anticipated agreements and projects of China Granite.
These forward-looking statements are based on current expectations, estimates, assumptions and beliefs of management; and words such as "expects,"
"anticipates," "intends," "plans," "believes," "estimates" and similar expressions are intended to identify such forward-looking statements.
Accordingly, actual results may differ materially from those expressed in the forward-looking statements.

INDEPENDENT
ACCOUNTANTS

China Granite's current auditor is the firm of Braverman and Company. During the past two years there have been no changes in, or disagreements with, accountants on accounting and/or financial disclosure.

INTERESTS
OF CERTAIN PERSONS TO BE ACTED UPON

None of China Granite's directors or officers have any substantial interest, directly or indirectly, through holding securities or otherwise, in the matters to be acted upon, specified in this Information Statement.

PROPOSALS BY SECURITY HOLDERS AND
OTHER MATTERS

China Granite's  Board  of Directors does  not  know  of  any other matters  that are to be presented to the stockholders  for  their approval   and  consent  pursuant  to  the  written  consent   of stockholders  other  than those referred to in  this  Information Statement.

DELIVERY OF DOCUMENT TO SECURITY
HOLDERS SHARING AN ADDRESS

One  Information  Statement will be  delivered  to  multiple stockholders  sharing  an  address unless  China Granite  receives contrary instructions from one or more of the stockholders.  Upon receipt  of  such notice, China Granite will undertake  to  deliver promptly  a  separate copy of the Information  Statement  to  the stockholder at the shared address to which a single copy  of  the documents  was delivered and provide instructions as to  how  the stockholder can notify China Granite that the stockholder wishes to receive  a  separate copy of the Information Statement.   In  the event  a  stockholder desires to provide such  a  notice  to  China Granite  such  notice may be given verbally  by  telephoning  China Granite's  offices at (866) 281-2188 or by mail China Granite's mailing  address at China Granite Corporation, 2642 Collins Avenue, Suite #305, Miami Beach, Florida  33140.

WHERE YOU CAN FIND MORE
INFORMATION

China Granite files annual, quarterly and special reports, proxy statements and other information with the SEC. You can read and copy any materials that
China Granite files with SEC at the SEC's Public Reference Room at 100 F Street
N.E., Washington, D.C. 20549. You can obtain information about the operation of the SEC's Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a Web site that contains information we file electronically with the SEC, which you can access over the Internet at http://www.sec.gov.

INCORPORATION OF DOCUMENTS BY
REFERENCE

The SEC allows China Granite to "incorporate by reference" the information it files with them, which means that China Granite can disclose important information to you without re-printing the information in this Information
Statement by referring you to prior and future filings with the SEC. The information China Granite incorporates by reference is an important part of this
Information Statement. Subsequent information that China Granite files with SEC will automatically update and supersede this information.

China Granite incorporates by reference the following documents filed by
China Granite pursuant to the Securities Exchange Act of 1934 any future filings
China Granite makes with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the
Exchange Act pertaining to this information statement. You may request a copy of these filings (other than an exhibit to any of these filings unless China
Granite has specifically incorporated that exhibit by reference into the filing), at no cost, by writing or telephoning China Granite at the following address:

China Granite Corporation

  2642 Collins Avenue, Suite #305

  Miami Beach, Florida 33140

  Telephone: (866) 281-2188

You should rely only on the information China Granite has provided or incorporated by reference in this Information Statement or any supplement. China
Granite has not authorized any person to provide information other than that provided here. China Granite has not authorized anyone to provide you with different information.

You should not assume that the information in this Information Statement or any supplement is accurate as of any date other than the date on the front of the document.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Dong Chen

___________________________________

Dong Chen

Chief Executive Officer, President and Director

EXHIBIT "A"
CERTIFICATE OF AMENDEMENT TO

ARTICLES OF CHINA GRANITE CORPORATION

  DEAN HELLER
  Secretary of State
  202 North Carson Street, Suite 1
  Carson City, Nevada 89701-4299
  (775)
  684 5708
Website: secretaryofstate.biz

  Certificate of Amendment
  (PURSUANT TO NRS 78.385 and 78.390)

  Important: Read attached
instructions before completing form.

  ABOVE SPACE IS FOR OFFICE USE ONLY

   Certificate of Amendment to Articles of Incorporation
   For Nevada Profit Corporations
  (Pursuant to NRS 78.385 and 78.390 -
  After Issuance of Stock)

1. Name of corporation:

           China Granite Corporation

  2. The articles have been amended as follows
(provide article numbers, if available):

4. SHARES: The number of shares the corporation is authorized to issue is:

    175,000,000 shares of common stock with a par value of $0.001 per share; and

    25,000,000 shares of common stock with a par value of $0.001 per share.

Said shares may be issued by the corporation from time to time for such considerations as may be fixed from time to time by the Board of Directors.

  3. The vote by which the stockholders holding
  shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the *

  articles of incorporation have voted in favor of
the amendment is:

51.60%

  4.
Effective date of filing (optional):

03 /01 /06

5. Officer Signature (required):

  ____________________________________
Dong Chen, C.E.O., President and Director

  *If any proposed amendment would alter or change
  any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

  IMPORTANT: Failure to include any of the
  above information and submit the proper fees may cause this filing to be rejected.

  This form must be
accompanied by appropriate fees. See attached fee schedule.
  Nevada
Secretary of State AM 78.385 Amend 2003 Revised on: 11/03/03